                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                               /s/ John F. Akers
                                               --------------------------------
                                                   John F. Akers





Dated:  March 6, 2002

                                POWER OF ATTORNEY

     The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                               /s/ H. Furlong Baldwin
                                               --------------------------------
                                                   H. Furlong Baldwin



Dated:  March 6, 2002

                                POWER OF ATTORNEY

     The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                               /s/ Ronald C. Cambre
                                               --------------------------------
                                                   Ronald C. Cambre



Dated:  March 15, 2002

                                POWER OF ATTORNEY

     The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                               /s/ Marye Anne Fox
                                               --------------------------------
                                                   Marye Anne Fox

Dated:  March 6, 2002

                                POWER OF ATTORNEY

     The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                               /s/ John J. Murphy
                                               --------------------------------
                                                   John J. Murphy



Dated:  March 14, 2002

                                POWER OF ATTORNEY

     The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                               /s/ Thomas A. Vanderslice
                                               --------------------------------
                                                   Thomas A. Vanderslice



Dated:  March 6, 2002

                                POWER OF ATTORNEY

     The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                               /s/ Paul J. Norris
                                               --------------------------------
                                                   Paul J. Norris



Dated:  March 6, 2002